Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Directors
of
Federated Income
Securities Trust
In planning and
performing our audit
of the financial
statements of Federated
Fund for US
Government Securities
and Federated Real
Return Bond Fund
collectively the
Funds two of
the portfolios of
Federated Income
Securities Trust
the Trust as of
and for the year ended
March 31 2008 in
accordance with the
standards of the
Public Fund
Accounting Oversight
Board United States
we considered the
Funds internal
control over financial
reporting
including controls
over safeguarding
securities as a
basis for designing
our auditing procedures
for the purpose
of expressing our
opinion on the
financial statements
and to comply with
the
requirements of Form
NSAR but not for the
purpose of expressing
an opinion on the
effectiveness of the
Funds internal control
over financial reporting
Accordingly we express no
such opinion
The management of the
Funds is responsible for
establishing and
maintaining
effective internal
control over financial
 reporting In fulfilling
this responsibility
estimates and judgments
 by
management are required
to assess the expected
benefits and related
costs of controls The
Funds internal control
over financial reporting
is a process designed to
provide reasonable
assurance regarding
the reliability of
financial reporting and
 the preparation of
financial
statements for external
purposes in accordance
with generally accepted
accounting principles
The Funds internal
control over financial
reporting includes those
policies and procedures
that
1 pertain to the
maintenance of
records that in reasonable
detail accurately and
fairly reflect
the transactions and
dispositions of the
assets of the Funds
2 provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation
of financial statements
in accordance
with generally
ccepted accounting
principles and that
receipts and expenditures
of the Funds
are being made only
in accordance with
authorizations of
management and directors
of the
Funds and 3 provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition
use or disposition of the
Funds assets that could
have a material effect
on the financial
statements
Because of its
inherent limitations
internal control over
 financial reporting
may not prevent or
detect misstatements
Also projections of
any evaluation of
effectiveness to future
periods are
subject to the risk
 that controls may
become inadequate
 because of changes
in conditions or that
the degree of
compliance with
the policies or
procedures may
deteriorate
A deficiency in
internal control
over financial
reporting exists when
the design or operation
 of a
control does not
allow management
or employees in the
normal course of
performing their
assigned functions
to prevent or detect
misstatements on a
timely basis A
 material weakness is
a deficiency or a
combination of
deficiencies in
internal control
over financial
reporting such
that there is a
reasonable possibility
that a material
misstatement of the
Funds
annual or interim
financial statements
will not be prevented
or detected on a
timely basis
Our consideration
of the Funds internal
control over financial
reporting was for the
limited
purpose described
in the first paragraph
and would not necessarily
disclose all deficiencies
in
internal control
that might be material
weaknesses under
standards established
by the Public
Fund Accounting
Oversight Board
United States However
we noted no deficiencies
 in the
Funds internal
control over financial
 reporting and its operation
including controls over
safeguarding securities
that we consider to be
a material weakness as
defined above as of March
31 2008
This report is intended
solely for the information
and use of management and
the Board of
Trustees of the Funds
and the Securities and
Exchange Commission and
is not intended to be and
should not be used by
anyone other than these
specified parties


								Ernst & Young LLP


Boston Massachusetts
May 20 2008